Restricted Stock Grants	12 Months Ended
Dec. 31, 2014
Restricted Stock Grants
Restricted Stock Grants

NOTE 9 – RESTRICTED STOCK GRANTS

Director stock grants

On June 16, 2014, the Company granted its four independent directors an aggregate of 642,200 shares of restricted common stock in the Company. The total fair value of this stock on the date of grant was $597,246. These shares are subject to a risk of forfeiture and vest quarterly in arrears commencing on June 1, 2014 and will be fully vested at the end of one full year.

On July 14, 2014, the Company granted its four independent directors an aggregate of 134,553 shares of restricted common stock in the Company. The total fair value of this stock on the date of grant was $108,988. These shares are subject to a risk of forfeiture and vest quarterly in arrears commencing on June 1, 2014 and will be fully vested at the end of one full year.

The Company recognizes the expense related to these grants ratably over the requisite service period. Total stock compensation expense recognized as a result of these grants was $411,970 and $0 for the years ended December 31, 2014 and 2013. The remaining balance of $294,264 was classified as deferred compensation in equity as of December 31, 2014.

Consultant stock grants

On October 30, 2014, the Company granted a consultant 250,000 shares of restricted common stock in the Company. The total fair value of this stock on the date of grant was $87,500. These shares vested immediately.

Total stock compensation expense recognized as a result of these grants was $87,500 and $0 for the years ended December 31, 2014 and 2013.